2021 Investor Day 2021 Sprout Social Investor Day 1

Jason Rechel Head of Investor Relations He/him/his 2

2021 Investor Day Disclaimers Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “outlook,” “model,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “strategy, “target,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to the impact on our business and the businesses of our prospective and existing customers of the COVID-19 pandemic, our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q3, 2021, medium term, and long-term financial outlook, our plans and objectives for future operations, growth, initiatives or strategies. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others: the effects of the COVID-19 pandemic and the governmental actions taken to combat the pandemic may materially affect how we and our customers operate our businesses, and the duration and extent to which this threatens our future results of operations and overall financial performance remains uncertain; any decline in new customers, renewals or upgrades; our limited operating history makes it difficult to evaluate our prospects and future results of operations; we operate in competitive markets; we may not be able to sustain our revenue growth rate in the future; our business would be harmed by any significant interruptions, delays or outages in services from our platform or certain social media platforms; changing regulations relating to privacy, information security and data protection could increase our costs, affect or limit how we collect and use personal information and harm our brand; and a cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks could negatively affect our business. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 24, 2021, as well as any other future quarterly and current reports that we file with the SEC. Moreover, you should interpret many of the risks identified in those reports as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Use of Non-GAAP Financial Measures We have provided in this presentation certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included at the end of this presentation, and investors are encouraged to review these reconciliations. The Company cannot provide reconciliations between its forecasted non-GAAP measures and the most comparable GAAP measures without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results. Customer Metrics and Market Data This presentation includes useful customer metrics and other data, which are defined at the back of this presentation. Unless otherwise noted, information in this presentation concerning our industry, including industry statistics and forecasts, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. Projections, forecasts, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors. We have not independently verified the accuracy or completeness of the information provided by independent industry and research organizations, other third parties or other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. 3

2021 Investor Day ● 9:10 | Justyn Howard, Founder and CEO ● 9:25 | Aaron Rankin, Founder and CTO ● Short Break ● 9:55 | Maureen Calabrese, CPO ● 10:20 | Jamie Gilpin, CMO ● 10:40 | Sales Leadership Panel ● Short Break ● 11:05 | Joe Del Preto, CFO ● 11:25 | Ryan Barretto, President ● 11:45 | Q&A Welcome & agenda 4

2021 Investor Day 5 V I D E O

A different kind of company 2021 Investor Day 6

Justyn Howard Co-Founder & CEO Rachael Pfenning SVP, Operations She/her/hersHe/him/his 7

Aaron Rankin Co-Founder and CTO He/him/his 8

Technical foundation and vision 2021 Investor Day 9

2021 Investor Day High-velocity distribution model Obsession with customer satisfaction Solve for scale Day one priorities 10

Single codebase from the start One instance Cohesive UX Rapid innovation 2021 Investor Day 11

2021 Investor Day Built for self-serve Elegance drives volume Fully integrated Product and technology moats 12

2021 Investor Day Sprout Social Marketing An integrated social system of record Care & Success Strategy Commerce 13

2021 Investor Day Single code base Focus on core Control our pace Continuous improvement Compounding innovation and scale advantages 14

Continuous improvement and efficiency Culture fuels success Innovation vs. maintenance Continuous improvement Culture fuels success Scalable R&D model Structure to scale 2021 Investor Day 15

2021 Investor Day Core technology teams The way we build P ro du ct s qu ad s 16

2021 Investor Day The future Accelerating value and compounding technical moats Build, learn and iterate Deepen value by expanding product capabilities Multiple products from shared core Single codebase ethos: one product or many 17

2021 Investor Day Break See you back in: 18

2021 Investor Day 2021 Sprout Social Investor Day 19

Maureen Calabrese Chief People Officer She/her/hers 20

Culture as a business strategy 2021 Investor Day 21

Culture is the critical differentiator 2021 Investor Day 22

Building something special 2021 Investor Day 23

2021 Investor Day 96% Of Sprout employees would recommend Sprout as a great place to work. 24

2021 Investor Day Powerful external recognition 4.7 96% Rating on Glassdoor 3.5 | 2021 average rating of all companies on Glassdoor CEO approval rating on Glassdoor 73% | 2021 average CEO approval rating on Glassdoor 25

2021 Investor Day Culture is our business strategy 26

Diversity, equity and inclusion 2021 Investor Day 27

2021 Investor Day At Sprout we examine all systems in place to ensure they are equitable in design and practice 28

2021 Investor Day Inclusive leadership is at the core of our Global Leadership Model 29

2021 Investor Day Community Resource Groups 30

2021 Investor Day Recruitment and hybrid work 31

2021 Investor Day Recruitment team is up 50% in 2021, and growing +50% 32

2021 Investor Day 1,000+ employee referrals per year 33

2021 Investor Day 20% of employees are outside of our primary office locations, up from 7% as of January 2020 34

2021 Investor Day 35

An environment where human potential can thrive 2021 Investor Day 36

2021 Investor Day 37 V I D E O

Jamie Gilpin Chief Marketing Officer She/her/hers 38

The inbound engine 2021 Investor Day 39

2021 Investor Day Awareness Interest Consideration Decision Inbound marketing 40

2021 Investor Day 95% organic traffic in 2021 41

2021 Investor Day Content is king ● Emerging trends ● Hot topics Social ● Keyword driven ● Trending topics SEO ● Sprout’s product value and social expertise at the forefront Unique value ● Relevant to pain points ● Rooted in customer insights Buyer needs 42

2021 Investor Day Trending topics 43

2021 Investor Day Relevancy 44

2021 Investor Day Optimizing the funnel 45

2021 Investor Day +1M monthly visitors in 2021 46

2021 Investor Day Awareness Interest Consideration Decision Inbound marketing Inter st 47

2021 Investor Day 48

2021 Investor Day Awareness Interest Consideration Decision Inbound marketing Consid ration 49

2021 Investor Day Optimization Proprietary, predictive ML model measuring propensity to convert Quality model Dynamic Constantly shifting and iterating with new information Optimization of sales resources against highest quality leads Prioritization 50

2021 Investor Day +30% conversion from Leads to Subscribers 51

2021 Investor Day 52

2021 Investor Day Enterprise 53

2021 Investor Day Reimagine the role of social 54

2021 Investor Day High sophistication 55

2021 Investor Day Expansion and growth 56

2021 Investor Day Market and buyer evolution 57

2021 Investor Day Social is our core 58

2021 Investor Day International 59

2021 Investor Day Customer expansion 60

2021 Investor Day Summary ● Relevancy ● Optimization Inbound ● Quality ● Growth Funnel ● Growing TAM ● Global Expansion 61

Sales leadership panel 2021 Investor Day 62

Daryl Mason VP, Enterprise He/him/his Gerard Murnaghan VP & GM, EMEA He/him/his Dan Summers VP, Acquisition & Growth She/her/hers Kristin Johnson VP, Content & Communications He/him/his 63

2021 Investor Day Break See you back in: 64

2021 Investor Day 2021 Sprout Social Investor Day 65

Joe Del Preto Chief Financial Officer He/him/his 66

Financial overview 2021 Investor Day 67

2021 Investor Day $104M | 23K Organic ARR | Customers December 2019 IPO 68

2021 Investor Day $200M | 30K ARR | Customers Now 69

2021 Investor Day Nascent, inflecting growth market >225M businesses currently on social media* 1% penetration** SPT + all competitors *Public reports from social media networks **Total estimated customer count of SPT and all competitors 70

2021 Investor Day Prior market estimate >$50B TAM Top decile ACV >$25B SAM Current ACV 71

2021 Investor Day 2021 SAM estimate revision >$44B >$25B (prior) 72

2021 Investor Day 2025 served available market forecast Enterprise +25% CAGR SMB +20% CAGR Mid Market +45% CAGR >$100B >20% CAGR 73

2021 Investor Day Customer growth is accelerating 1404 1490 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 661 374 700 648 627 390 273 1200 1162 583 74

ACV expansion has further upside 2021 Investor Day $6,117 $6,386 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $4,150 $4,376 $4,581 $4,747 $4,974 $5,175 $5,370 $5,552 $5,924 $4,423 75

Rising premium module attach rates 2021 Investor Day Percent of total current customers that are active subscribers of one more more premium modules, social listening or premium analytics. Q4 2019 Q1 2020 Q2 2021 Q3 2020 Q4 2020 Q1 2021 Q2 2021 6.4% 8.2% 10.2% 12.4% 13.6% 14.5% 9.6% 76

>$10K customers are segment-agnostic 2021 Investor Day Enterprise 29% SMB 13% Agency 22% Mid-market 37% *Percent of total >$10K ARR customers within each segment. As of 6/30/2021. 77

Large customer momentum is strong 2021 Investor Day >$10K ARR customers >$50K ARR customers 78

Secular growth Social is mission critical Use case expansion Enterprise Mid-market Premium modules Social Listening Social commerce Social customer care Sophistication Operationalization of social Analytics Advocacy Social collaboration Preferred communication channel Engagement 2021 Investor Day Social is a team sport Digital first Social customer care See social differently PR & comms Brand marketing Business intelligence Competitive intelligence Social selling Messaging Automated workflows Permissioning 79

Medium term framework Fast growth expected through at least 2025 2021 Investor Day Annual Revenue | ARR Growth >30% Annual Op. Margin Expansion 100-300bps Annual FCF margin 200-300bps > OPM 80

Long term forecast update New Old Revenue | ARR Durable Growth Durable Growth Gross Margin 78-81% 78-81% Operating Margin >25% >20% FCF Margin >30% >OPM 2021 Investor Day 81

Ryan Barretto President He/him/his 82

Where we’re going 2021 Investor Day 83

2021 Investor Day Product-led model Speed of innovation New & unique use cases Ability to scale New product offerings Hands on the keyboard 84

Exceptional product 4.7 | 96% Overall rating | CEO approval rating Exceptional culture Ease of use Admin Product Direction Support Perf. & reliability Ease of setup 8.9 8.9 9.0 8.8 8.8 8.8 A 8.4 8.5 7.8 8.0 8.5 8.3 B 6.4 6.6 8.2 7.4 7.5 6.6 C 7.7 7.1 7.6 7.5 8.0 6.4 85

Awareness Interest Consideration Decision Bringing a $100B market to us 2021 Investor Day Enterprise +25% CAGR SMB +20% CAGR Mid-market +45% CAGR >$100B >20% CAGR 86

2021 Investor Day Virtuous growth cycle Publishing Engagement Automation Reporting 87

2021 Investor Day Future evolution Product-led growth Platform improvements Horizontal use case expansion 88

2021 Investor Day Valuable partner ecosystem 89

Teams aligned as business unit by segment, allowing for optimal resource allocation >6:1 LTV/CAC30-45 days sales cycle Efficient sales motion Segment focus Rapid sales cycle Unit economics 90

2021 Investor Day Awareness Interest Consideration DecisionStructural advantages, durable moats. Scale Custom r experience Culture Platform foundation Technical barriers to entry; entrenched relationships 91

Social system of record, intelligence and action Disruptive and scalable go-to-market Large and growing (>$100B) market Efficient economics Platform leadership Valuable and symbiotic partner ecosystem Culture as a business strategy 92

Executive Q&A 2021 Investor Day 93

Thank you! 94

2021 Investor Day 2021 Sprout Social Investor Day 95

2021 Investor Day Financial appendix 96

2021 Investor Day Financial appendix 97

2021 Investor Day Data and disclaimers appendix Unless otherwise stated or noted throughout this presentation, all financial data is as of 6/30/2021. Slide 24. Based on Sprout Social’s internal CultureAmp Survey, completed in August 2021. Slide 25. Sprout Social Glassdoor ratings and averages of all companies on Glassdoor based upon data as of September 1, 2021. Slide 26. Graphic from the report “What’s Culture Worth? Stock performance of Glassdoor’s Best Places to Work 2009 to 2019”, Dr. Andrew Chamberlain and Zanele Munyikwa, May 1, 2020. https://www.glassdoor.com/research/app/uploads/sites/2/2020/04/Stock-Returns-2020-Glassdoor-Final-Reduced.pdf Slides 32-34. Internal data and estimates. Slides 41 & 46. Organic traffic and unique monthly visitors in 2021. Organic traffic was also 95% in 2020. Slide 51. Year-over-year improvement in trial conversion rate, for the 2021 YTD period compared with 2020. Slide 68. We define organic annual recurring revenue (Organic ARR) as the annualized revenue run-rate of subscription agreements from all customers as of the last date of the specified period, excluding the impact from the acquisition of legacy Simply Measured customers. This impact is now immaterial and we believe ARR is an indicator of the scale of our entire platform while mitigating fluctuations due to seasonality and contract term. Slide 71. We calculated our prior Served Available and Total Available Market estimates by multiplying our current ACV (SAM) and the ACV of our top 10% customers (TAM) by half of the businesses that are currently actively engaged on Facebook properties, according to Facebook public estimates. Slide 72. We calculated our current >$44B Served Addressable Market estimate as follows: (i) utilized data from The US SBA, The US Census Bureau, The OECD and Statista to estimate the total number of businesses in the United States and globally in each of our served market segments (Enterprise, Mid-Market, SMB) with a social media presence; (ii) utilized internal data and estimates to estimate of the number of such businesses that require a social media management platform (the “Target Businesses”); (iii) calculated the average of our ACV and our estimate of our direct competitors’ ACVs in each segment; and (iv) multiplied the estimated average segment ACVs by the estimated number of Target Businesses in each applicable segment. We believe this calculation to be a more accurate estimate of our served addressable market than our prior calculation. Slide 73. We calculated our >$100B 2025 Served Addressable Market forecast using the methodology above. We used internal estimates informed by research from the Harris Poll to determine the projected business presence on social media in 2025 that will require a social media management platform, multiplied by our internal projected average segment ACVs in 2025 for Sprout Social and its direct competitors in the applicable segment. We believe this calculation more appropriately factors in new use cases for our platform and new capabilities, like social commerce, which we believe support our future ACV growth. Slide 76; Premium Module Attach Rate. We define our premium module attach rate as the percentage of all current customers that are also currently subscribers of one or more premium products. Our standalone premium products are social listening and premium analytics. Slide 80 & 81. All medium and long term margin forecasts are presented on a non-GAAP basis. Slide 85. Glassdoor data as of September 1, 2021; G2 data and ratings reflect Sprout Social’s rating and the ratings of its primary competitors by G2 as of July 15, 2021. Slide 86. See 2025 Served Available Market forecast definition above on Slide 73. Slide 90. Our average sales cycle for all new business was between 35-45 days in 2020, and YTD 2021. Our LTV:CAC ratio exceeded 6:1 for the full year 2020 and YTD 2021. 98

2021 Investor Day Financial definitions appendix Annual recurring revenue (ARR). We define ARR as the annualized revenue run-rate of subscription agreements from all customers as of the last date of the specified period. We believe ARR is an indicator of the scale of our entire platform while mitigating fluctuations due to seasonality and contract term. Non-GAAP gross margin. We define non-GAAP gross margin as GAAP gross profit, excluding stock-based compensation expense. We believe non-GAAP gross margin provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP operating income (loss). We define non-GAAP operating income (loss) as GAAP loss from operations, excluding stock-based compensation expense. We believe non-GAAP operating income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP net income (loss). We define non-GAAP net income (loss) as GAAP net loss and comprehensive loss, excluding stock-based compensation expense. We believe non-GAAP net income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP net income (loss) per share. We define non-GAAP net income (loss) per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense. We believe non-GAAP net income (loss) per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Free cash flow (FCF). We define free cash flow as net cash used in operating activities less purchases of property and equipment. Free cash flow does not reflect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash used in our core operations that, after purchases of property and equipment, is available for strategic initiatives. Free cash flow margin (FCF Margin). We define free cash flow margin as free cash flow as a percentage of revenue. Dollar-based net retention rate. We calculate dollar-based net retention rate by dividing the organic ARR from our customers as of December 31st in the reported year by the organic ARR from those same customers as of December 31st in the previous year. This calculation is net of upsells, contraction, cancellation or expansion during the period but excludes organic ARR from new customers. We use dollar-based net retention to evaluate the long-term value of our customer relationships, because we believe this metric reflects our ability to retain and expand subscription revenue generated from our existing customers. Average Contract Value (ACV). We define ACV as the ending period total ARR divided by the ending period total customer count. LTV:CAC. We calculate the lifetime value of our customers and associated customer acquisition costs for a particular year by comparing (i) gross profit from net new organic ARR for the year divided by one minus the estimated subscription renewal rate to (ii) total sales and marketing expense incurred in the preceding year. Number of customers. We define a customer as a unique account, multiple accounts containing a common non-personal email domain or multiple accounts governed by a single agreement. Number of customers excludes customers exclusively using legacy products obtained through the acquisition of Simply Measured. We believe that the number of customers using our platform is an indicator not only of our market penetration, but also of our potential for future growth as our customers often expand their adoption of our platform over time based on an increased awareness of the value of our platform and products. Number of customers contributing more than $10,000 in ARR. We define number of customers contributing more than $10,000 in ARR as those on a paid subscription plan that had more than $10,000 in ARR as of a period end. We view the number of customers that contribute more than $10,000 in ARR as a measure of our ability to scale with our customers and attract larger organizations. Number of customers contributing more than $50,000 in ARR. We define number of customers contributing more than $50,000 in ARR as those on a paid subscription plan that had more than $50,000 in ARR as of a period end. We view the number of customers that contribute more than $50,000 in ARR as a measure of our ability to scale with our customers and attract larger organizations. 99

2021 Investor Day THE END 100